UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2012



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2012



[LOGO OF USAA]
    USAA(R)

                                        [GRAPHIC OF USAA BALANCED STRATEGY FUND]

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       ANNUAL REPORT
       USAA BALANCED STRATEGY FUND
       MAY 31, 2012

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

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PRESIDENT'S MESSAGE

"FEAR ONCE AGAIN DOMINATED THE MARKETS
AND INVESTORS SOLD STOCKS AND OTHER RISKIER        [PHOTO OF DANIEL S. McNAMARA]
ASSET CLASSES AND SOUGHT THE RELATIVE SAFETY
OF U.S. TREASURIES."

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JUNE 2012

Investor sentiment and the financial markets were volatile during the one-year reporting period. Yet U.S. stocks, which ended the fiscal year roughly where they started, performed admirably when compared to the rest of the world. As Europe's sovereign debt crisis continued and its economies weakened, the international developed and emerging equity markets recorded substantial declines. Precious metals performed well, but mining companies generally underperformed compared to the metals they produced; the mining sector was challenged by higher operating costs, rising capital expenditures, resource nationalization, and higher taxes. Meanwhile, U.S. Treasuries generated strong returns -- much to the surprise of some market participants.

When the fiscal year began, stocks seemed poised to do well. The U.S. economy appeared to be bouncing back from an earlier slowdown, while investors showed optimism that Europe had temporarily contained its financial problems. During the summer, investors were distracted by the threat of a potential U.S. government shutdown if an agreement wasn't reached to raise the nation's debt ceiling. Eventually, a bi-partisan super-committee was formed in an attempt to reach a lasting compromise and the immediate crisis was averted. In the end, this super-committee failed to reach an agreement, and $1.2 trillion in spending cuts, including a large reduction in military spending, will automatically take effect in 2013 unless Congress acts. (This is the "fiscal cliff" being discussed in the media.)

The "achievement" of raising the debt ceiling was quickly overshadowed by much weaker-than-expected economic data in the United States and Europe. Fear once again dominated the markets and investors sold stocks and other riskier asset classes and sought the relative safety of U.S. Treasuries. As prices increased, yields (which move in the opposite direction of prices) declined.

During the winter, economic data -- including the level of unemployment -- appeared to improve. We were skeptical, largely because we believed that the data were temporarily influenced by the unusually mild winter. Nevertheless, investors seized on the "good" news and stocks and riskier asset classes performed well. They extended their gains as the European Central Bank

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

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continued its version of quantitative easing (long-term refinancing operations or "LTROs"), flooding the European banking system with euros.

Until inflation begins to emerge -- and at the time of this writing, it was relatively subdued -- interest rates are unlikely to start rising. In the meantime, money markets continue to yield a single basis point, which is just 1/100th of a percent. Under these market conditions, certain investors may find other investment possibilities that offer higher yields than money market funds. These include but are not limited to short-term certificates of deposit, bank savings accounts and short duration bond funds. However, these investments may carry additional risks, including the risk of loss of principal and decreased liquidity. All investors should consider these investments in light of their particular investment objectives and risk tolerance.

In closing, I'd like to acknowledge the contribution made by Didi Weinblatt, who has been with USAA since 2000 and has served as portfolio manager of the USAA Asset Management Company. During her tenure, the markets have seen tremendous ups and downs. Through it all, she has been a wise and careful steward of her portfolios.

From all of us here at USAA Asset Management Company*, thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

*Effective January 1, 2012, USAA Asset Management Company began advising each series of USAA Mutual Funds Trust, replacing USAA Investment Management Company.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. o INVESTMENTS/INSURANCE: NOT FDIC INSURED o NOT BANK ISSUED, GUARANTEED OR UNDERWRITTEN o MAY LOSE VALUE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. o As interest rates rise, existing bond prices fall.
o All equity investments entail risk, including possible loss of principal, and individual stocks may be more volatile than other investments and provide less income. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o CDs are insured by FDIC and offer a fixed rate of return, whereas the return and principal value of an investment in stocks fluctuates with changes in market conditions.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

   Distributions to Shareholders                                             12

   Report of Independent Registered Public Accounting Firm                   13

   Portfolio of Investments                                                  14

   Notes to Portfolio of Investments                                         30

   Financial Statements                                                      34

   Notes to Financial Statements                                             37

EXPENSE EXAMPLE                                                              57

ADVISORY AGREEMENT                                                           59

TRUSTEES' AND OFFICERS' INFORMATION                                          65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2012, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA BALANCED STRATEGY FUND (THE FUND) IS AN ASSET ALLOCATION FUND WITH AN INVESTMENT OBJECTIVE TO SEEK HIGH TOTAL RETURN, WITH REDUCED RISK OVER TIME, THROUGH AN ASSET ALLOCATION STRATEGY THAT SEEKS A COMBINATION OF LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other. The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund's volatility over time and enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company*                    QS Investors, LLC

    ARNOLD J. ESPE, CFA                               ROBERT WANG
    Bonds and Money Market Instruments                RUSSELL SHTERN, CFA
                                                      Stocks
    JOHN P. TOOHEY, CFA
    WASIF A. LATIF
    JULIANNE BASS, CFA
    Stocks
    Option-based Risk Management Strategy

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o   HOW DID THE USAA BALANCED STRATEGY FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the 12-month period ended May 31, 2012, the Fund's total return was -5.70%. This compares to returns of -1.96% for the Lipper Balanced Funds Index, -1.87% for the Russell 3000 Index, and 7.12% for the Barclays U.S. Aggregate Bond Index.

    USAA Asset Management Company (the Manager) serves as the Fund's overall adviser and manages the Fund. QS Investors, LLC managed the U.S. stock portion of the Fund until December 7, 2011, when it was replaced by the Manager.

o   HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OF THE PAST YEAR?

    The past 12 months was characterized by volatile performance for the global financial markets, with two periods of elevated uncertainty book-ending an extended period of investor optimism.

    Refer to page 9 for benchmark definitions.
    Past performance is no guarantee of future results.
    * Effective December 7, 2011, Julianne Bass became a co-manager of the Fund.

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2  | USAA BALANCED STRATEGY FUND

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    When the Fund's fiscal year began, the higher-risk segments of the financial markets were under severe pressure from concerns about the European debt crisis. The instability persisted through October 2011, then stocks and the credit-sensitive areas of the bond market embarked on a six-month rally. This recovery was fueled by signs of stronger economic growth, liquidity measures provided by the world's central banks, solid corporate earnings, and a decline in the frequency of negative headlines regarding Europe. The rally lost steam in April 2012; however, as slowing global growth, growing fears about Greece's potential exit from the eurozone and concern about the solvency of Spain's banking system fueled a flight from higher-risk assets to highly rated developed-market government bonds.

    The net result of this volatility was relatively benign for U.S. stocks, as gauged by the -0.41% return of the S&P 500 Index, but the impact on other areas of the market was much less favorable. The small-cap Russell 2000 Index finished with a return of -8.88%, while the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index (a measure of non-U.S. developed-market performance) and the MSCI Emerging Markets Index returned -20.48% and -20.32%, respectively. The domestic bond market finished the period with a positive return thanks in part to the surge in U.S. Treasuries, rising 7.12% as measured by the Barclays U.S. Aggregate Bond Index.

    The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. o The Russell 2000(R) Index is an unmanaged index which consists of the 2,000 smallest companies in the Russell 3,000 Index, and is a widely recognized small cap index. o The unmanaged MSCI EAFE Index comprises 21 MSCI country indices, representing the developed markets outside of North America: Europe, Australasia and the Far East. It aims to include in its international indices 85% of the free float-adjusted market capitalization in each industry group, within each country. o The unmanaged MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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o   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PAST YEAR?

    The sources of underperformance were broad-based, as individual security selection, broader asset allocation, and our hedging strategy each detracted from our overall return to varying degrees.

o   PLEASE DISCUSS THE PERFORMANCE OF THE FUND'S BOND ALLOCATION.

    The Fund's bond portfolio lagged the average return for the funds within the Lipper Intermediate Investment Grade Debt category. There were two reasons for the underperformance of the fixed-income allocation. First, we had a lower duration -- or interest rate sensitivity -- than our peers, which cost us relative performance given that rates declined sharply. (Keep in mind, a drop in rates indicates a rise in prices). We have since brought our duration in line with our peers by adding a position in longer-term Treasuries. The goal of this move was to reduce the negative impact that a further drop in rates could have on the Fund in the event of a "shock" in Europe or elsewhere. Second, our weighting in commercial mortgage-backed securities (CMBS), which lagged the bond market as a whole, negatively affected performance.

    Although the fixed-income portfolio underperformed in the short term, our approach -- which features an emphasis on higher-yielding but fundamentally strong issues in the investment-grade corporate bonds and CMBS sectors -- has added value over time.

    AS INTEREST RATES RISE, EXISTING BOND PRICES FALL. o Past performance is no guarantee of future results. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

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4  | USAA BALANCED STRATEGY FUND

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o   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE ON THE EQUITY SIDE?

    As of December 7, 2011, QS Investors was no longer a subadviser to the Fund. The Manager has assumed portfolio management responsibility for the domestic stock portfolio. Together, we produced modest underperformance due to stock picks that lagged in the electronic technology, industrials, and financial sectors. However, these were offset by the positive performance of our stocks in health care.

    After the Manager assumed management duties of the U.S. equity portfolio, we have underperformed the broader market by a slight margin. We seek to invest in companies exhibiting strong earnings growth, attractive valuations, and quality characteristics such as strong balance sheets, consistent profitability, and favorable growth prospects. While we believe this approach is the most effective way to generate long-term outperformance, our strategy lagged slightly due to the strong outperformance of lower-quality stocks in the December-March interval.

o HOW IS THE FUND ALLOCATED AMONG THE VARIOUS ASSET CLASSES, AND HOW DID THIS AFFECT PERFORMANCE?

    We continue to favor U.S. large-cap stocks with strong balance sheets and the ability to perform well in a slower-growth environment. However, we are beginning to see more attractive relative valuations in certain segments of the developed international markets. We, therefore, made a slight increase in our allocation to the asset class, but we remain underweight overall due to our ongoing caution regarding Europe. We continue to hold a positive view on the emerging markets, which offer stronger economic growth and lower valuations than their developed market counterparts, but we believe the potential for near-term uncertainty remains elevated.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    During the past 12 months, our allocation had a negative impact on Fund returns. Our overweight in emerging market equities was a large detractor from performance, as this asset class performed poorly in the one year period. This shortfall was mitigated to some extent by our underweights in U.S. small-cap stocks and non-U.S. developed market equities.

o   WHAT WAS THE IMPACT OF THE FUND'S HEDGING STRATEGY?

    Our hedging strategy -- which seeks to manage the risk of stock market volatility -- detracted from returns during the period. The cost of hedging was elevated during the past year, which more than offset any benefit to return. We continue to view our hedging strategy as a crucial component of our longer-term approach.

o   WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?

    We remain cautious in our outlook. On one hand, the financial markets are supported by the ample liquidity provided by the world's central banks. Absolute yields on government bonds remain low, which is fueling continued demand for higher-risk investments, and valuations remain attractive.

    On the other hand, there is still a great deal of uncertainty about the outlook for Europe and the likely direction of fiscal policy here in the United States. The even larger question is whether the U.S. economy can continue to produce enough growth to offset the slowdown in Europe and China. An important challenge for investors is that the outlook is heavily dependent on government policy rather than factors that lend themselves to traditional analysis, such as economic data or individual company fundamentals. As a result, we believe volatility is likely to remain high in the near term.

    Thank you for your investment in the Fund.

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6  | USAA BALANCED STRATEGY FUND

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INVESTMENT OVERVIEW

USAA BALANCED STRATEGY FUND (Ticker Symbol: USBSX)

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                                         5/31/12                      5/31/11
--------------------------------------------------------------------------------
Net Assets                            $766.0 Million             $785.0 Million
Net Asset Value Per Share                 $13.07                     $14.29

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/12
--------------------------------------------------------------------------------
    1 Year                           5 Years                          10 Years
    -5.70%                            0.66%                             3.69%

--------------------------------------------------------------------------------
                               EXPENSE RATIO AS OF 5/31/11*
--------------------------------------------------------------------------------
  Before Reimbursement  1.43%                       After Reimbursement  1.07%

              *(includes acquired fund fees and expenses of 0.07%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIOS REPRESENT THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUNDS' PROSPECTUS DATED JUNE 8, 2012, AND ARE CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. USAA ASSET MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH OCTOBER 1, 2012, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES SO THAT THE TOTAL EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.00% OF THE FUNDS' AVERAGE NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER OCTOBER 1, 2012. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              BARCLAYS U.S.
             AGGREGATE BOND     LIPPER BALANCED     RUSSELL 3000     USAA BALANCED
                 INDEX            FUNDS INDEX          INDEX         STRATEGY FUND
05/31/02       $10,000.00         $10,000.00        $10,000.00        $10,000.00
06/30/02        10,086.47           9,573.39          9,280.16          9,437.05
07/31/02        10,208.17           9,082.72          8,542.35          8,976.19
08/31/02        10,380.53           9,175.91          8,582.71          9,068.36
09/30/02        10,548.65           8,628.07          7,680.92          8,663.38
10/31/02        10,500.60           8,987.72          8,292.52          8,948.59
11/30/02        10,497.81           9,352.34          8,794.31          9,340.76
12/31/02        10,714.65           9,100.25          8,297.13          9,065.17
01/31/03        10,723.80           8,963.92          8,094.10          8,898.37
02/28/03        10,872.18           8,896.70          7,960.94          8,862.11
03/31/03        10,863.80           8,933.01          8,044.66          8,890.59
04/30/03        10,953.45           9,416.42          8,701.57          9,320.55
05/31/03        11,157.67           9,832.90          9,226.83          9,728.64
06/30/03        11,135.53           9,907.46          9,351.34          9,840.55
07/31/03        10,761.16           9,930.42          9,565.86          9,891.81
08/31/03        10,832.60          10,098.07          9,777.85         10,030.92
09/30/03        11,119.35          10,110.88          9,671.69         10,025.88
10/31/03        11,015.65          10,444.46         10,257.02         10,415.45
11/30/03        11,042.03          10,536.93         10,398.29         10,525.71
12/31/03        11,154.40          10,914.48         10,873.91         10,822.63
01/31/04        11,244.14          11,077.46         11,100.75         10,940.67
02/29/04        11,365.85          11,228.44         11,250.30         11,088.22
03/31/04        11,450.97          11,174.87         11,116.75         11,004.28
04/30/04        11,153.05          10,940.03         10,886.90         10,804.47
05/31/04        11,108.37          10,988.33         11,045.12         10,878.47
06/30/04        11,171.15          11,160.13         11,264.64         11,091.84
07/31/04        11,281.88          10,950.03         10,838.66         10,817.14
08/31/04        11,497.09          11,016.64         10,883.30         10,831.99
09/30/04        11,528.29          11,180.30         11,050.60         10,959.82
10/31/04        11,624.96          11,301.20         11,232.10         11,056.68
11/30/04        11,532.23          11,605.62         11,754.23         11,377.05
12/31/04        11,638.34          11,895.33         12,173.05         11,694.54
01/31/05        11,711.43          11,742.09         11,848.83         11,535.58
02/28/05        11,642.29          11,908.21         12,109.66         11,656.69
03/31/05        11,582.50          11,744.26         11,904.84         11,514.89
04/30/05        11,739.25          11,603.13         11,646.18         11,400.88
05/31/05        11,866.26          11,869.20         12,087.47         11,712.50
06/30/05        11,930.96          11,954.49         12,171.91         11,770.80
07/31/05        11,822.35          12,220.14         12,671.27         12,045.60
08/31/05        11,973.91          12,255.49         12,550.47         12,091.40
09/30/05        11,850.56          12,304.07         12,660.27         12,098.61
10/31/05        11,756.78          12,110.88         12,423.16         11,853.26
11/30/05        11,808.77          12,404.91         12,906.42         12,136.94
12/31/05        11,921.04          12,513.56         12,918.01         12,203.69
01/31/06        11,921.72          12,812.27         13,349.61         12,413.68
02/28/06        11,961.29          12,796.24         13,373.35         12,381.37
03/31/06        11,843.92          12,920.84         13,604.51         12,422.37
04/30/06        11,822.45          13,061.73         13,752.11         12,495.49
05/31/06        11,809.83          12,802.74         13,311.82         12,162.38
06/30/06        11,834.87          12,795.09         13,335.37         12,184.23
07/31/06        11,994.90          12,854.81         13,322.88         12,151.52
08/31/06        12,178.52          13,102.03         13,648.80         12,315.07
09/30/06        12,285.50          13,290.91         13,954.33         12,570.97
10/31/06        12,366.76          13,600.54         14,456.65         12,817.62
11/30/06        12,510.23          13,862.53         14,771.20         13,014.94
12/31/06        12,437.63          13,965.05         14,948.10         13,102.99
01/31/07        12,432.53          14,115.66         15,232.62         13,305.53
02/28/07        12,624.24          14,061.78         14,982.74         13,243.89
03/31/07        12,624.62          14,182.44         15,138.69         13,324.21
04/30/07        12,692.70          14,590.34         15,743.43         13,660.63
05/31/07        12,596.51          14,903.83         16,317.16         13,899.67
06/30/07        12,559.24          14,764.58         16,011.57         13,761.56
07/31/07        12,664.01          14,512.90         15,465.53         13,450.01
08/31/07        12,819.22          14,630.21         15,687.53         13,574.63
09/30/07        12,916.47          15,043.54         16,259.45         13,899.73
10/31/07        13,032.50          15,308.08         16,557.71         14,141.39
11/30/07        13,266.87          14,949.20         15,812.30         13,702.82
12/31/07        13,304.13          14,876.59         15,716.62         13,588.40
01/31/08        13,527.61          14,384.78         14,764.01         13,171.17
02/29/08        13,546.39          14,197.62         14,305.45         12,924.63
03/31/08        13,592.61          14,089.13         14,220.69         12,767.16
04/30/08        13,564.20          14,556.22         14,931.85         13,110.67
05/31/08        13,464.74          14,717.01         15,237.75         13,368.30
06/30/08        13,453.86          13,938.95         13,980.32         12,618.15
07/31/08        13,442.88          13,762.42         13,868.82         12,396.95
08/31/08        13,570.46          13,814.75         14,084.22         12,435.42
09/30/08        13,388.19          12,771.03         12,759.96         11,368.10
10/31/08        13,072.17          11,134.25         10,496.86          9,652.71
11/30/08        13,497.67          10,627.02          9,668.24          9,013.07
12/31/08        14,001.26          10,982.61          9,853.20          9,177.70
01/31/09        13,877.72          10,474.23          9,026.32          8,648.21
02/28/09        13,825.34           9,796.72          8,080.76          7,932.43
03/31/09        14,017.53          10,341.60          8,788.59          8,340.56
04/30/09        14,084.54          11,053.95          9,713.44          9,065.39
05/31/09        14,186.71          11,608.51         10,231.72          9,998.74
06/30/09        14,267.40          11,636.23         10,266.59         10,253.05
07/31/09        14,497.53          12,335.38         11,065.69         10,826.01
08/31/09        14,647.64          12,665.49         11,461.09         11,238.15
09/30/09        14,801.51          13,070.47         11,941.27         11,841.16
10/31/09        14,874.59          12,917.66         11,634.14         11,871.63
11/30/09        15,067.17          13,398.53         12,295.24         12,227.07
12/31/09        14,831.65          13,547.33         12,645.62         12,484.60
01/31/10        15,058.21          13,315.64         12,189.77         12,412.79
02/28/10        15,114.44          13,552.48         12,603.03         12,638.48
03/31/10        15,095.86          14,067.90         13,397.35         13,118.57
04/30/10        15,253.00          14,240.57         13,686.48         13,346.00
05/31/10        15,381.36          13,512.40         12,605.29         12,674.05
06/30/10        15,622.56          13,187.49         11,880.63         12,352.94
07/31/10        15,789.23          13,827.25         12,705.42         12,916.81
08/31/10        15,992.40          13,529.86         12,107.33         12,676.64
09/30/10        16,009.44          14,296.80         13,250.47         13,400.21
10/31/10        16,066.45          14,659.72         13,768.26         13,747.04
11/30/10        15,974.11          14,581.48         13,847.74         13,683.98
12/31/10        15,801.85          15,159.50         14,786.47         14,171.27
01/31/11        15,820.24          15,372.15         15,109.43         14,404.45
02/28/11        15,859.81          15,715.60         15,659.54         14,786.02
03/31/11        15,868.57          15,750.09         15,730.17         14,904.36
04/30/11        16,070.01          16,169.51         16,198.38         15,320.14
05/31/11        16,279.72          16,062.76         16,013.55         15,234.85
06/30/11        16,232.06          15,866.85         15,725.96         15,040.82
07/31/11        16,489.63          15,745.49         15,365.84         14,825.96
08/31/11        16,730.54          15,152.19         14,443.96         14,052.43
09/30/11        16,852.25          14,340.05         13,323.18         13,271.29
10/31/11        16,870.36          15,337.91         14,856.58         14,050.05
11/30/11        16,855.72          15,224.57         14,816.42         13,963.52
12/31/11        17,040.98          15,271.64         14,938.21         13,993.67
01/31/12        17,190.61          15,844.22         15,692.03         14,430.97
02/29/12        17,186.66          16,298.30         16,355.85         14,824.54
03/31/12        17,092.49          16,474.47         16,860.38         14,960.17
04/30/12        17,281.98          16,459.14         16,749.79         14,927.19
05/31/12        17,438.36          15,748.10         15,714.34         14,366.60

                                   [END CHART]

                    Data from 5/31/02 to 5/31/12.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

8  | USAA BALANCED STRATEGY FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the following benchmarks:

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                              TOP 5 STOCK HOLDINGS
                                  AS OF 5/31/12
                                (% of Net Assets)

iShares MSCI EAFE Index Fund* ...........................................  13.0%
Vanguard MSCI Emerging Markets ETF* .....................................   5.0%
Apple, Inc. .............................................................   1.6%
Microsoft Corp. .........................................................   1.2%
Chevron Corp. ...........................................................   1.0%

                               TOP 5 BOND HOLDINGS
                                  AS OF 5/31/12
                                (% of Net Assets)

U.S. Treasury Notes 1.75%, 5/15/2022 ....................................   2.5%
U.S. Treasury Bonds 3.00%, 5/15/2042 ....................................   2.4%
Glen Meadow .............................................................   0.6%
Genworth Financial, Inc. ................................................   0.6%
Chubb Corp. .............................................................   0.5%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the Fund may invest in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 14-29.

Exchange-traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

10  | USAA BALANCED STRATEGY FUND

================================================================================

                       o ASSET ALLOCATION -- 5/31/2012* o

                         [PIE CHART OF ASSET ALLOCATION]

STOCKS                                                                     38.8%
BONDS                                                                      38.1%
FOREIGN EXCHANGE-TRADED FUNDS                                              18.1%
MONEY MARKET INSTRUMENTS                                                    4.0%

                                   [END CHART]

 * Excludes futures and options.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2012, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

24.05% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2012, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended May 31, 2012, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $2,012,000 as qualifying interest income.

================================================================================

12  | USAA BALANCED STRATEGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA BALANCED STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Balanced Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Balanced Strategy Fund at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 19, 2012

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2012

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES      SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               EQUITY SECURITIES (56.9%)

               COMMON STOCKS (35.9%)

               CONSUMER DISCRETIONARY (3.7%)
               -----------------------------
               ADVERTISING (0.3%)
    53,480     Omnicom Group, Inc.                                                             $  2,550
                                                                                               --------
               APPAREL RETAIL (0.5%)
    43,900     Limited Brands, Inc.                                                               1,947
    34,810     Ross Stores, Inc.                                                                  2,201
                                                                                               --------
                                                                                                  4,148
                                                                                               --------
               APPAREL, ACCESSORIES & LUXURY GOODS (0.5%)
    50,700     Adidas AG ADR                                                                      1,898
    30,900     Coach, Inc.                                                                        2,084
                                                                                               --------
                                                                                                  3,982
                                                                                               --------
               CABLE & SATELLITE (0.5%)
   144,520     Comcast Corp. "A"                                                                  4,178
                                                                                               --------
               CASINOS & GAMING (0.2%)
    12,800     Wynn Resorts Ltd.                                                                  1,319
                                                                                               --------
               HOMEFURNISHING RETAIL (0.4%)
    38,810     Bed Bath & Beyond, Inc.*                                                           2,804
                                                                                               --------
               INTERNET RETAIL (0.1%)
     1,120     Priceline.com, Inc.*                                                                 701
                                                                                               --------
               MOVIES & ENTERTAINMENT (0.6%)
    99,120     Walt Disney Co.                                                                    4,531
                                                                                               --------
               RESTAURANTS (0.3%)
    22,100     McDonald's Corp.                                                                   1,974
                                                                                               --------
               SPECIALTY STORES (0.3%)
    36,700     PetSmart, Inc.                                                                     2,365
                                                                                               --------
               Total Consumer Discretionary                                                      28,552
                                                                                               --------
               CONSUMER STAPLES (4.9%)
               -----------------------
               DRUG RETAIL (0.5%)
    92,430     CVS Caremark Corp.                                                                 4,154
                                                                                               --------

================================================================================

14  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES      SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS (0.6%)
    43,900     Colgate-Palmolive Co.                                                           $  4,315
                                                                                               --------
               HYPERMARKETS & SUPER CENTERS (1.0%)
    41,100     Costco Wholesale Corp.                                                             3,551
    62,200     Wal-Mart Stores, Inc.                                                              4,094
                                                                                               --------
                                                                                                  7,645
                                                                                               --------
               PACKAGED FOODS & MEAT (0.8%)
   133,750     Kraft Foods, Inc. "A"                                                              5,119
    41,210     Unilever N.V.                                                                      1,292
                                                                                               --------
                                                                                                  6,411
                                                                                               --------
               SOFT DRINKS (0.9%)
    97,100     PepsiCo, Inc.                                                                      6,588
                                                                                               --------
               TOBACCO (1.1%)
    21,590     Lorillard, Inc.                                                                    2,668
    64,510     Philip Morris International, Inc.(a)                                               5,452
                                                                                               --------
                                                                                                  8,120
                                                                                               --------
               Total Consumer Staples                                                            37,233
                                                                                               --------
               ENERGY (3.7%)
               -------------
               INTEGRATED OIL & GAS (2.3%)
    78,780     Chevron Corp.(a)                                                                   7,745
    86,060     Exxon Mobil Corp.(a)                                                               6,767
    39,020     Occidental Petroleum Corp.                                                         3,093
                                                                                               --------
                                                                                                 17,605
                                                                                               --------
               OIL & GAS EQUIPMENT & SERVICES (0.7%)
    72,340     Halliburton Co.                                                                    2,175
    40,960     National-Oilwell Varco, Inc.                                                       2,734
                                                                                               --------
                                                                                                  4,909
                                                                                               --------
               OIL & GAS EXPLORATION & PRODUCTION (0.5%)
    32,400     Apache Corp.                                                                       2,637
    44,100     Southwestern Energy Co.*                                                           1,236
                                                                                               --------
                                                                                                  3,873
                                                                                               --------
               OIL & GAS STORAGE & TRANSPORTATION (0.2%)
    58,180     Spectra Energy Corp.                                                               1,670
                                                                                               --------
               Total Energy                                                                      28,057
                                                                                               --------
               FINANCIALS (4.1%)
               -----------------
               CONSUMER FINANCE (0.8%)
    48,330     American Express Co.                                                               2,698
    65,300     Capital One Financial Corp.                                                        3,355
                                                                                               --------
                                                                                                  6,053
                                                                                               --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES      SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               DIVERSIFIED BANKS (0.9%)
   210,740     Wells Fargo & Co.                                                               $  6,754
                                                                                               --------
               LIFE & HEALTH INSURANCE (0.9%)
   132,800     MetLife, Inc.                                                                      3,879
   118,600     Principal Financial Group, Inc.                                                    2,913
                                                                                               --------
                                                                                                  6,792
                                                                                               --------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
    76,150     Citigroup, Inc.                                                                    2,019
    38,100     JPMorgan Chase & Co.                                                               1,263
                                                                                               --------
                                                                                                  3,282
                                                                                               --------
               PROPERTY & CASUALTY INSURANCE (0.6%)
    35,760     Berkshire Hathaway, Inc. "B"*                                                      2,838
    33,140     Travelers Companies, Inc.                                                          2,071
                                                                                               --------
                                                                                                  4,909
                                                                                               --------
               REGIONAL BANKS (0.3%)
    44,400     BB&T Corp.                                                                         1,342
    38,330     CIT Group, Inc.*                                                                   1,310
                                                                                               --------
                                                                                                  2,652
                                                                                               --------
               SPECIALIZED FINANCE (0.2%)
    11,000     IntercontinentalExchange, Inc.*                                                    1,347
                                                                                               --------
               Total Financials                                                                  31,789
                                                                                               --------
               HEALTH CARE (4.6%)
               ------------------
               HEALTH CARE EQUIPMENT (0.4%)
    30,489     C.R. Bard, Inc.                                                                    2,963
                                                                                               --------
               HEALTH CARE SERVICES (0.7%)
    65,820     Express Scripts, Inc.*                                                             3,435
    36,910     Quest Diagnostics, Inc.                                                            2,100
                                                                                               --------
                                                                                                  5,535
                                                                                               --------
               LIFE SCIENCES TOOLS & SERVICES (0.2%)
    26,091     Thermo Fisher Scientific, Inc.                                                     1,317
                                                                                               --------
               MANAGED HEALTH CARE (0.4%)
    63,500     UnitedHealth Group, Inc.                                                           3,542
                                                                                               --------
               PHARMACEUTICALS (2.9%)
    67,450     Abbott Laboratories                                                                4,168
    97,440     Johnson & Johnson                                                                  6,083
   148,470     Merck & Co., Inc.                                                                  5,580
   285,700     Pfizer, Inc.                                                                       6,248
                                                                                               --------
                                                                                                 22,079
                                                                                               --------
               Total Health Care                                                                 35,436
                                                                                               --------

================================================================================

16  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES      SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               INDUSTRIALS (3.7%)
               ------------------
               AEROSPACE & DEFENSE (0.7%)
    10,900     TransDigm Group, Inc.*                                                          $  1,340
    51,650     United Technologies Corp.                                                          3,828
                                                                                               --------
                                                                                                  5,168
                                                                                               --------
               AIR FREIGHT & LOGISTICS (0.6%)
    63,730     United Parcel Service, Inc. "B"                                                    4,776
                                                                                               --------
               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.8%)
    44,230     Caterpillar, Inc.                                                                  3,875
    31,150     Wabtec Corp.                                                                       2,262
                                                                                               --------
                                                                                                  6,137
                                                                                               --------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
    27,550     AMETEK, Inc.                                                                       1,397
                                                                                               --------
               INDUSTRIAL CONGLOMERATES (0.9%)
    79,100     Danaher Corp.                                                                      4,111
   149,590     General Electric Co.                                                               2,856
                                                                                               --------
                                                                                                  6,967
                                                                                               --------
               INDUSTRIAL MACHINERY (0.3%)
    38,960     Stanley Black & Decker, Inc.                                                       2,581
                                                                                               --------
               TRADING COMPANIES & DISTRIBUTORS (0.2%)
    19,600     WESCO International, Inc.*                                                         1,166
                                                                                               --------
               Total Industrials                                                                 28,192
                                                                                               --------
               INFORMATION TECHNOLOGY (7.6%)
               -----------------------------
               APPLICATION SOFTWARE (0.4%)
    48,100     Intuit, Inc.                                                                       2,705
                                                                                               --------
               COMMUNICATIONS EQUIPMENT (0.9%)
   249,890     Cisco Systems, Inc.                                                                4,081
    56,200     Motorola Solutions, Inc.                                                           2,702
                                                                                               --------
                                                                                                  6,783
                                                                                               --------
               COMPUTER HARDWARE (1.6%)
    21,540     Apple, Inc.*(a)                                                                   12,444
                                                                                               --------
               COMPUTER STORAGE & PERIPHERALS (0.5%)
   161,310     EMC Corp.*                                                                         3,847
                                                                                               --------
               DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
    39,340     Automatic Data Processing, Inc.                                                    2,052
                                                                                               --------
               INTERNET SOFTWARE & SERVICES (0.6%)
     7,570     Google, Inc. "A"*                                                                  4,397
                                                                                               --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES      SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               IT CONSULTING & OTHER SERVICES (0.6%)
    24,290     International Business Machines Corp.(a)                                        $  4,685
                                                                                               --------
               SEMICONDUCTORS (1.2%)
   160,490     Intel Corp.                                                                        4,147
   114,470     Texas Instruments, Inc.                                                            3,260
    59,320     Xilinx, Inc.                                                                       1,897
                                                                                               --------
                                                                                                  9,304
                                                                                               --------
               SYSTEMS SOFTWARE (1.5%)
   313,580     Microsoft Corp.(a)                                                                 9,153
   103,530     Oracle Corp.                                                                       2,741
                                                                                               --------
                                                                                                 11,894
                                                                                               --------
               Total Information Technology                                                      58,111
                                                                                               --------
               MATERIALS (2.6%)
               ----------------
               DIVERSIFIED CHEMICALS (0.4%)
    33,700     PPG Industries, Inc.                                                               3,486
                                                                                               --------
               DIVERSIFIED METALS & MINING (0.1%)
    25,200     Newcrest Mining Ltd.                                                                 612
                                                                                               --------
               FERTILIZERS & AGRICULTURAL CHEMICALS (0.5%)
     7,970     CF Industries Holdings, Inc.                                                       1,362
    37,110     Monsanto Co.                                                                       2,865
                                                                                               --------
                                                                                                  4,227
                                                                                               --------
               GOLD (1.4%)
    10,500     Agnico-Eagle Mines Ltd.                                                              392
    18,200     Alamos Gold, Inc.                                                                    329
    22,500     Allied Nevada Gold Corp.*                                                            584
    15,356     AngloGold Ashanti Ltd. ADR                                                           554
    46,200     AuRico Gold, Inc.*                                                                   343
    13,900     Barrick Gold Corp.                                                                   543
    54,000     Centerra Gold, Inc.                                                                  564
    15,500     Compania de Minas Buenaventura S.A. ADR                                              607
    95,000     Dundee Precious Metals, Inc.*                                                        579
    55,900     Eldorado Gold Corp.                                                                  616
    38,700     Gold Fields Ltd. ADR                                                                 513
    18,800     Goldcorp, Inc.                                                                       681
    74,200     IAMGOLD Corp.                                                                        792
    55,400     Kinross Gold Corp.                                                                   441
    11,700     Newmont Mining Corp.                                                                 552
    68,700     Osisko Mining Corp.*                                                                 513
     6,200     Randgold Resources Ltd. ADR                                                          492
     7,900     Royal Gold, Inc.                                                                     534

================================================================================

18  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES      SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
    91,400     Semafo, Inc.                                                                    $    464
    30,800     Yamana Gold, Inc.                                                                    449
                                                                                               --------
                                                                                                 10,542
                                                                                               --------
               PRECIOUS METALS & MINERALS (0.2%)
    43,100     Pan American Silver Corp.                                                            715
    24,300     Silver Wheaton Corp.                                                                 619
                                                                                               --------
                                                                                                  1,334
                                                                                               --------
               Total Materials                                                                   20,201
                                                                                               --------
               TELECOMMUNICATION SERVICES (0.6%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
   145,000     AT&T, Inc.                                                                         4,954
                                                                                               --------
               UTILITIES (0.4%)
               ----------------
               MULTI-UTILITIES (0.4%)
   121,581     CMS Energy Corp.                                                                   2,833
                                                                                               --------
               Total Common Stocks (cost: $261,785)                                             275,358
                                                                                               --------

-------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/
SHARES
-------------------------------------------------------------------------------------------------------
               PREFERRED SECURITIES (2.9%)

               CONSUMER STAPLES (0.4%)
               -----------------------
               AGRICULTURAL PRODUCTS (0.4%)
    30,000     Dairy Farmers of America, Inc., 7.88%, cumulative
                 redeemable, perpetual(b)                                                         3,047
                                                                                               --------
               FINANCIALS (2.1%)
               -----------------
               LIFE & HEALTH INSURANCE (0.4%)
   113,184     Delphi Financial Group, Inc., 7.38%, perpetual                                     2,840
                                                                                               --------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.7%)
   140,000     ING Groep N.V., 7.38%, perpetual                                                   3,140
        30     International Lease Finance Corp., 0.36%, perpetual(c)                             1,830
                                                                                               --------
                                                                                                  4,970
                                                                                               --------
               PROPERTY & CASUALTY INSURANCE (0.0%)
    $1,000     Security Capital Assurance Ltd., 6.88%, perpetual*(c)                                  -
                                                                                               --------
               REGIONAL BANKS (0.1%)
        40     Susquehanna Capital I, 9.38%, 12/12/2067, Capital
                 Securities, cumulative redeemable                                                1,061
                                                                                               --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                           MARKET
$(000)/                                                                                           VALUE
SHARES         SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               REINSURANCE (0.5%)
     1,500     American Overseas Group Ltd., 7.50%, non-cumulative,
                 perpetual, acquired 1/23/2007-3/09/2007; cost $1,533*(c),(d)                  $    375
    $4,000     Swiss Re Capital I, LP, 6.85%, redeemable, perpetual(b)                            3,686
                                                                                               --------
                                                                                                  4,061
                                                                                               --------
               REITs - OFFICE (0.4%)
   125,027     Commonwealth REIT, Series E, 7.25%, cumulative redeemable, perpetual               3,219
                                                                                               --------
               Total Financials                                                                  16,151
                                                                                               --------
               INDUSTRIALS (0.4%)
               ------------------
               OFFICE SERVICES & SUPPLIES (0.4%)
     3,000     Pitney Bowes International Holdings, Series F, 6.13%,
                 cumulative redeemable, perpetual(b)                                              2,798
                                                                                               --------
               Total Preferred Securities (cost: $23,861)                                        21,996
                                                                                               --------

               EXCHANGE-TRADED FUNDS (18.1%)

               FOREIGN EXCHANGE-TRADED FUNDS (18.1%)
 2,091,043     iShares MSCI EAFE Index Fund(a)                                                   99,868
 1,009,901     Vanguard MSCI Emerging Markets ETF                                                38,397
                                                                                               --------
               Total Foreign Exchange-Traded Funds (cost: $167,433)                             138,265
                                                                                               --------
               Total Exchange-Traded Funds (cost: $167,433)                                     138,265
                                                                                               --------
               Total Equity Securities (cost: $453,079)                                         435,619
                                                                                               --------

-------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                          COUPON
(000)                                                            RATE           MATURITY
-------------------------------------------------------------------------------------------------------
               BONDS (38.1%)

               CORPORATE OBLIGATIONS (17.6%)

               ENERGY (1.3%)
               -------------
               OIL & GAS STORAGE & TRANSPORTATION (1.3%)
$    3,059     Enbridge Energy Partners, LP                      8.05%         10/01/2037         3,317
     1,000     Enterprise Products Operating, LP                 7.00           6/01/2067         1,000
     3,000     Enterprise Products Operating, LP                 7.03           1/15/2068         3,199
     3,000     Southern Union Co.                                3.48(e)       11/01/2066         2,546
                                                                                               --------
                                                                                                 10,062
                                                                                               --------
               Total Energy                                                                      10,062
                                                                                               --------

================================================================================

20  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)          SECURITY                                          RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               FINANCIALS (12.6%)
               ------------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
$    4,000     State Street Capital Trust IV                     1.47%(e)       6/15/2037      $  2,935
                                                                                               --------
               CONSUMER FINANCE (0.9%)
     3,500     American Express Co.                              6.80           9/01/2066         3,601
     3,500     Capital One Financial Corp.                       7.69           8/15/2036         3,548
                                                                                               --------
                                                                                                  7,149
                                                                                               --------
               DIVERSIFIED BANKS (0.1%)
       500     FCB NC Capital Trust I                            8.05           3/01/2028           507
                                                                                               --------
               INVESTMENT BANKING & BROKERAGE (0.5%)
     3,500     Schwab Capital Trust I                            7.50          11/15/2037         3,617
                                                                                               --------
               LIFE & HEALTH INSURANCE (1.6%)
     4,000     Great-West Life & Annuity Insurance Co.(b)        7.15           5/16/2046         4,000
     3,500     Lincoln National Corp.                            7.00           5/17/2066         3,308
     2,000     Principal Financial Global Fund, LLC              0.99(e)        1/10/2031         1,539
     3,500     StanCorp Financial Group, Inc.(a)                 6.90           6/01/2067         3,294
                                                                                               --------
                                                                                                 12,141
                                                                                               --------
               MULTI-LINE INSURANCE (1.6%)
     7,500     Genworth Financial, Inc.                          6.15          11/15/2066         4,314
     6,000     Glen Meadow(b)                                    6.51           2/12/2067         4,470
     4,000     Nationwide Mutual Insurance Co.(b)                5.81          12/15/2024         3,669
                                                                                               --------
                                                                                                 12,453
                                                                                               --------
               OTHER DIVERSIFIED FINANCIAL SERVICES (1.0%)
     2,500     Countrywide Financial Corp.                       6.25           5/15/2016         2,575
     2,000     ILFC E-Capital Trust II(b)                        6.25          12/21/2065         1,450
     2,100     JPMorgan Chase Capital XIII                       1.42(e)        9/30/2034         1,591
     2,500     JPMorgan Chase Capital XXI                        1.42(e)        2/02/2037         1,803
                                                                                               --------
                                                                                                  7,419
                                                                                               --------
               PROPERTY & CASUALTY INSURANCE (3.0%)
     4,000     Allstate Corp.                                    6.13           5/15/2037         3,800
     3,000     BNSF Funding Trust I                              6.61          12/15/2055         3,142
     4,000     Chubb Corp.                                       6.38           3/29/2067         4,080
     1,000     HSB Group, Inc.                                   1.38(e)        7/15/2027           790
     2,500     Ironshore Holdings, Inc.(a),(b)                   8.50           5/15/2020         2,750
     3,500     Progressive Corp.                                 6.70           6/15/2037         3,653
     1,000     PXRE Capital Trust I                              8.85           2/01/2027           920
     1,000     RLI Corp.(a)                                      5.95           1/15/2014         1,048
     2,500     Travelers Companies, Inc.                         6.25           3/15/2037         2,625
                                                                                               --------
                                                                                                 22,808
                                                                                               --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)          SECURITY                                          RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               REGIONAL BANKS (2.9%)
$    1,000     Allfirst Preferred Capital Trust                   1.97%(e)      7/15/2029      $    755
     1,000     Cullen/Frost Bankers, Inc.(a)                      1.00(e)       2/15/2017           957
     1,000     Emigrant Bancorp, Inc.(b)                          6.25          6/15/2014           912
       500     First Empire Capital Trust I                       8.23          2/01/2027           532
     1,000     First Maryland Capital Trust I                     1.47(e)       1/15/2027           754
     1,000     First Republic Bank Corp.                          7.75          9/15/2012         1,005
     2,500     First Tennessee Bank, N.A.                         5.65          4/01/2016         2,614
     2,000     Fulton Capital Trust I                             6.29          2/01/2036         1,810
     1,000     Huntington Capital II "B"                          1.10(e)       6/15/2028           764
     2,000     Manufacturers & Traders Trust Co.                  5.63         12/01/2021         1,993
     3,000     Regions Financial Corp.                            7.75         11/10/2014         3,270
     1,000     Susquehanna Bancshares, Inc.                       2.29(e)       5/01/2014           945
     1,500     Susquehanna Capital II                            11.00          3/23/2040         1,583
     1,000     TCF National Bank                                  5.50          2/01/2016         1,068
     3,000     Webster Capital Trust IV                           7.65          6/15/2037         3,046
                                                                                               --------
                                                                                                 22,008
                                                                                               --------
               REINSURANCE (0.5%)
     1,000     Alterra Finance, LLC                               6.25          9/30/2020         1,093
     1,500     Max USA Holdings Ltd.(b)                           7.20          4/14/2017         1,578
     1,500     Platinum Underwriters Finance, Inc.(a)             7.50          6/01/2017         1,650
                                                                                               --------
                                                                                                  4,321
                                                                                               --------
               REITs - RETAIL (0.1%)
     1,000     New Plan Excel Realty Trust, Inc., acquired
                 2/20/2009; cost $340(d)                          7.68         11/02/2026           935
                                                                                               --------
               Total Financials                                                                  96,293
                                                                                               --------
               INDUSTRIALS (0.3%)
               ------------------
               AEROSPACE & DEFENSE (0.2%)
     2,000     Textron Financial Corp.(b)                         6.00          2/15/2067         1,580
                                                                                               --------
               AIRLINES (0.1%)
     1,028     America West Airlines,
                 Inc. Pass-Through Trust (INS)                    7.93          1/02/2019         1,070
                                                                                               --------
               Total Industrials                                                                  2,650
                                                                                               --------
               UTILITIES (3.4%)
               ----------------
               ELECTRIC UTILITIES (1.4%)
       377     Cedar Brakes II, LLC(b)                            9.88          9/01/2013           390
     2,000     FPL Group Capital, Inc.                            6.35         10/01/2066         2,042
     1,000     FPL Group Capital, Inc.                            6.65          6/15/2067         1,026
     1,000     FPL Group Capital, Inc.                            7.30          9/01/2067         1,066
     3,012     PPL Capital Funding, Inc.                          6.70          3/30/2067         2,992
     5,746     Texas Competitive Electric Holdings Co., LLC(f)    4.74         10/10/2017         3,351
                                                                                               --------
                                                                                                 10,867
                                                                                               --------

================================================================================

22  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)          SECURITY                                          RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES (2.0%)
$    2,500     Dominion Resources, Inc.                          7.50%          6/30/2066      $  2,652
     1,500     Dominion Resources, Inc.                          2.77(e)        9/30/2066         1,345
     4,042     Integrys Energy Group, Inc.(a)                    6.11          12/01/2066         4,046
     3,825     Puget Sound Energy, Inc.                          6.97           6/01/2067         3,862
     3,000     Wisconsin Energy Corp.                            6.25           5/15/2067         3,078
                                                                                               --------
                                                                                                 14,983
                                                                                               --------
               Total Utilities                                                                   25,850
                                                                                               --------
               Total Corporate Obligations (cost: $123,979)                                     134,855
                                                                                               --------

               EURODOLLAR AND YANKEE OBLIGATIONS (4.7%)

               ENERGY (0.5%)
               -------------
               OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     3,500     TransCanada Pipelines Ltd.(a)                     6.35           5/15/2067         3,598
                                                                                               --------
               FINANCIALS (3.7%)
               -----------------
               DIVERSIFIED BANKS (1.3%)
     6,150     Barclays Bank plc                                 1.00(e)                -(g)      2,921
       360     Barclays Bank plc                                 1.00(e)                -(g)        182
     7,000     HSBC Bank plc                                     1.06(e)                -(g)      3,458
     1,000     Landsbanki Islands hf, acquired 10/12/2007;
                 cost $1,000(b),(c),(d),(h)                      7.43                   -(g)          -
     3,300     Royal Bank of Scotland Group plc                  9.50           3/16/2022         3,370
                                                                                               --------
                                                                                                  9,931
                                                                                               --------
               DIVERSIFIED CAPITAL MARKETS (0.2%)
     3,000     Deutsche Bank Capital Trust IV(a)                 4.59(e)                -(g)      2,054
                                                                                               --------
               MULTI-LINE INSURANCE (1.6%)
     2,500     AXA S.A.                                          1.98(e)                -(g)      1,287
     6,691     AXA S.A.                                          2.23(e)                -(g)      3,379
     3,850     Oil Insurance Ltd.(b)                             7.56(e)                -(g)      3,517
     4,000     ZFS Finance USA Trust II(b)                       6.45          12/15/2065         3,900
                                                                                               --------
                                                                                                 12,083
                                                                                               --------
               PROPERTY & CASUALTY INSURANCE (0.6%)
     2,000     QBE Capital Funding III, LP(b)                    7.25           5/24/2041         1,833
     3,000     QBE Insurance Group Ltd.(b)                       5.65           7/01/2023         2,696
                                                                                               --------
                                                                                                  4,529
                                                                                               --------
               REGIONAL BANKS (0.0%)
     2,000     Glitnir Banki hf, acquired
                 9/11/2006-10/18/2006;
                 cost $2,034(b),(c),(d),(h)                      7.45                   -(g)          -
                                                                                               --------
               Total Financials                                                                  28,597
                                                                                               --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)          SECURITY                                          RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               INDUSTRIALS (0.5%)
               ------------------
               INDUSTRIAL CONGLOMERATES (0.5%)
$3,500,000     Hutchison Whampoa Ltd.(b)                         6.00%                  -(g)   $  3,518
                                                                                               --------
               Total Eurodollar and Yankee Obligations
                 (cost: $40,586)                                                                 35,713
                                                                                               --------

               ASSET-BACKED SECURITIES (0.3%)

               FINANCIALS (0.3%)
               -----------------
               ASSET-BACKED FINANCING (0.3%)
     2,000     SLM Student Loan Trust                            0.92           7/15/2036         1,401
       781     SLM Student Loan Trust                            1.02          10/25/2038           625
                                                                                               --------
                                                                                                  2,026
                                                                                               --------
               Total Financials                                                                   2,026
                                                                                               --------
               Total Asset-Backed Securities (cost: $2,066)                                       2,026
                                                                                               --------

               COMMERCIAL MORTGAGE SECURITIES (10.3%)

               FINANCIALS (10.3%)
               ------------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES (10.3%)
     1,000     Banc of America Commercial Mortgage, Inc.         5.26          11/10/2042           939
     1,205     Banc of America Commercial Mortgage, Inc.         4.95           7/10/2043         1,158
     3,000     Banc of America Commercial Mortgage, Inc.         5.81           7/10/2044         2,882
     3,000     Banc of America Commercial Mortgage, Inc.         5.77           5/10/2045         2,714
     2,000     Banc of America Commercial Mortgage, Inc.         5.77           5/10/2045         2,114
     2,700     Banc of America Commercial Mortgage, Inc.         5.46           9/10/2045         2,593
     2,643     Banc of America Commercial Mortgage, Inc.(a)      5.18          10/10/2045         2,780
     1,000     Banc of America Commercial Mortgage, Inc.         5.68           7/10/2046         1,007
     2,429     Banc of America Commercial Mortgage, Inc.(a)      5.35           9/10/2047         2,593
     2,773     Banc of America Commercial
                 Mortgage, Inc.(a),(b)                           6.14           9/10/2047         2,804
     2,000     BCRR Trust(b)                                     5.86           7/17/2040         1,978
     2,000     Bear Stearns Commercial
                 Mortgage Securities, Inc.                       5.21           2/11/2041         1,845
     3,200     Bear Stearns Commercial
                 Mortgage Securities, Inc.                       4.99           9/11/2042         3,064
     4,000     Citigroup Commercial Mortgage Trust               5.40           7/15/2044         3,881
     2,000     Citigroup Commercial Mortgage Trust               6.10          12/10/2049         1,968
     3,000     Commercial Mortgage Loan Trust(a)                 6.02          12/10/2049         2,833
     1,000     Commercial Mortgage Loan Trust                    5.54          12/11/2049           992
     1,000     Credit Suisse First Boston Mortgage
                 Securities Corp.(b)                             5.02           1/15/2037           973
     1,000     Credit Suisse First Boston
                 Mortgage Securities Corp.                       5.10           8/15/2038           997
       841     G-Force, LLC(b)                                   5.16          12/25/2039           834
     3,000     GE Capital Commercial Mortgage Corp.              5.33           3/10/2044         2,519

================================================================================

24  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)          SECURITY                                          RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------
$    1,000     GE Capital Commercial Mortgage Corp.              5.33%         11/10/2045      $    258
     1,000     GE Capital Commercial Mortgage Corp.              5.61          12/10/2049           866
       500     GMAC Commercial Mortgage Securities, Inc.         4.98          12/10/2041           376
     1,000     GMAC Commercial Mortgage Securities, Inc.(a)      4.81           5/10/2043           955
     1,000     GS Mortgage Securities Corp. II(a)                4.78           7/10/2039           934
     1,000     J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                4.99           9/12/2037           961
     4,500     J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                5.04          10/15/2042         3,744
     3,210     J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                5.57           4/15/2043         2,771
     1,000     J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                5.33          12/15/2044           928
     1,000     J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                5.33          12/15/2044           898
     1,500     Merrill Lynch Mortgage Trust                      5.24          11/12/2037         1,575
     2,000     Merrill Lynch Mortgage Trust                      5.24          11/12/2037         1,967
     1,000     Merrill Lynch Mortgage Trust                      5.10           7/12/2038           704
     3,000     Merrill Lynch Mortgage Trust                      5.14           7/12/2038         2,727
       400     Merrill Lynch Mortgage Trust                      5.31           7/12/2038           302
     4,000     Merrill Lynch Mortgage Trust                      5.67           5/12/2039         3,512
     2,500     Merrill Lynch Mortgage Trust                      5.01          10/12/2041         2,512
     1,000     ML-CFC Commercial Mortgage Trust                  5.42           8/12/2048           889
     1,500     ML-CFC Commercial Mortgage Trust                  6.16           8/12/2049         1,385
     1,000     Morgan Stanley Capital I, Inc.                    5.07           8/13/2042           985
       878     Morgan Stanley Capital I, Inc.                    5.15           8/13/2042           851
       723     Morgan Stanley Capital I, Inc.                    5.17           8/13/2042           683
     3,000     Morgan Stanley Capital I, Inc.                    5.79           7/12/2044         2,902
     2,000     Morgan Stanley Capital I, Inc.                    4.77           7/15/2056         2,056
                                                                                               --------
                                                                                                 79,209
                                                                                               --------
               Total Financials                                                                  79,209
                                                                                               --------
               Total Commercial Mortgage Securities (cost: $71,563)                              79,209
                                                                                               --------

               U.S. TREASURY SECURITIES (4.9%)

               BONDS (2.4%)
    17,500     3.00%, 5/15/2042                                                                  18,687
                                                                                               --------
               NOTES (2.5%)
    19,000     1.75%, 5/15/2022(i)                                                               19,300
                                                                                               --------
               Total U.S. Treasury Securities
                 (cost: $36,368)                                                                 37,987
                                                                                               --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)          SECURITY                                          RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS (0.3%)

               CASINOS & GAMING (0.2%)
$    2,000     Mashantucket (Western) Pequot Tribe, acquired
                 07/29/2005; cost $2,000(b),(d),(h)              5.91%          9/01/2021      $    953
       480     Seneca Nation of Indians Capital
                 Improvements Auth.                              6.75          12/01/2013           477
                                                                                               --------
                                                                                                  1,430
                                                                                               --------
               SPECIAL ASSESSMENT/TAX/FEE (0.1%)
       780     Erie County Tobacco Asset Securitization Corp.    6.00           6/01/2028           664
                                                                                               --------
               Total Municipal Bonds (cost: $3,236)                                               2,094
                                                                                               --------
               Total Bonds (cost: $277,798)                                                     291,884
                                                                                               --------

               MONEY MARKET INSTRUMENTS (4.0%)

               COMMERCIAL PAPER (2.2%)

               CONSUMER STAPLES (1.0%)
               -----------------------
               DRUG RETAIL (1.0%)
     7,418     CVS Caremark Corp.(b)                             0.30           6/01/2012         7,418
                                                                                               --------
               UTILITIES (1.2%)
               ----------------
               ELECTRIC UTILITIES (0.7%)
     5,261     Pacific Gas & Electric Co.(b)                     0.36           6/01/2012         5,261
                                                                                               --------
               GAS UTILITIES (0.5%)
     4,043     AGL Capital Corp.(b)                              0.37           6/05/2012         4,043
                                                                                               --------
               Total Utilities                                                                    9,304
                                                                                               --------
               Total Commercial Paper (cost: $16,722)                                            16,722
                                                                                               --------

-------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-------------------------------------------------------------------------------------------------------
               MONEY MARKET FUNDS (1.8%)
13,802,877     State Street Institutional Liquid Reserve Fund, 0.20%(j)                          13,803
                                                                                               --------
               Total Money Market Instruments (cost: $30,525)                                    30,525
                                                                                               --------
               TOTAL INVESTMENTS (COST: $761,402)                                              $758,028
                                                                                               ========

================================================================================

26  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER OF                                                                                         VALUE
CONTRACTS      SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               PURCHASED OPTIONS (0.7%)
     3,000     Put - iShares MSCI EAFE Index expiring June 16, 2012 at 38                      $    331
     1,000     Put - S&P 500 Index expiring July 21, 2012 at 1310                                 4,220
       550     Put - S&P 500 Index expiring June 16, 2012 at 1300                                 1,048
                                                                                               --------
               TOTAL PURCHASED OPTIONS (COST: $5,848)                                          $  5,599
                                                                                               ========

               WRITTEN OPTIONS (0.1%)
    (2,400)    Put - iShares MSCI EAFE Index expiring June 16, 2012 at 35                           (57)
      (650)    Put - S&P 500 Index expiring July 21, 2012 at 1215                                (1,076)
                                                                                               --------
               TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $1,028)                               $ (1,133)
                                                                                               ========

-------------------------------------------------------------------------------------------------------
                                                                                             UNREALIZED
NUMBER OF                                                                     CONTRACT     APPRECIATION/
CONTRACTS                                                       EXPIRATION      VALUE     (DEPRECIATION)
LONG/(SHORT)                                                       DATE         (000)              (000)
-------------------------------------------------------------------------------------------------------
               FUTURES (5.5%)
       140     10-Year U.S. Treasury Note                        6/20/2012     $18,887         $    196
       155     30-Year U.S. Treasury Bond                        6/20/2012      23,293              440
                                                                               -------         --------

               TOTAL FUTURES                                                   $42,180         $    636
                                                                               =======         ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                            VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------------
                                                        (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                                    QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                                IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                                       FOR IDENTICAL ASSETS               INPUTS          INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------------
Equity Securities:
   Common Stocks                                         $275,358             $      -          $    -       $275,358
   Preferred Securities                                     4,201               15,590           2,205         21,996

Exchange-Traded Funds:
   Foreign Exchange-Traded Funds                          138,265                    -               -        138,265

Bonds:
   Corporate Obligations                                        -              133,785           1,070        134,855
   Eurodollar And Yankee Obligations                            -               35,713               -         35,713
   Asset-Backed Securities                                      -                2,026               -          2,026
   Commercial Mortgage Securities                               -               78,375             834         79,209
   U.S. Treasury Securities                                37,987                    -               -         37,987
   Municipal Bonds                                              -                2,094               -          2,094

Money Market Instruments:
   Commercial Paper                                             -               16,722               -         16,722
   Money Market Funds                                      13,803                    -               -         13,803
Purchased Options                                           5,599                    -               -          5,599
Futures*                                                      636                    -               -            636
---------------------------------------------------------------------------------------------------------------------
Total                                                    $475,849             $284,305          $4,109       $764,263
---------------------------------------------------------------------------------------------------------------------

* Futures are valued at the unrealized appreciation/depreciation on the investment.

---------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------------
                                                        (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                                    QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                                IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
LIABILITIES                             FOR IDENTICAL LIABILITIES              INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------------
Written Options                                          $(1,133)                  $-              $-        $(1,133)
---------------------------------------------------------------------------------------------------------------------
Total                                                    $(1,133)                  $-              $-        $(1,133)
---------------------------------------------------------------------------------------------------------------------

================================================================================

28  | USAA BALANCED STRATEGY FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-------------------------------------------------------------------------------
                                                                     COMMERCIAL
                                   PREFERRED        CORPORATE          MORTGAGE
                                  SECURITIES      OBLIGATIONS        SECURITIES
-------------------------------------------------------------------------------
Balance as of May 31, 2011           $ 2,550           $    -           $     -
Purchases                                  -                -                 -
Sales                                      -              (63)             (463)
Transfers into Level 3                   825            1,128             1,315
Transfers out of Level 3                   -                -                 -
Net realized gain (loss)                   -               (4)                -
Change in net unrealized
  appreciation/depreciation           (1,170)               9               (18)
-------------------------------------------------------------------------------
Balance as of May 31, 2012           $ 2,205           $1,070           $   834
-------------------------------------------------------------------------------

For the period of June 1, 2011 through May 31, 2012, a preferred equity security with a fair value of $825,000 was transferred from Level 2 to Level 3. The fair value method included adjustments using recent tender offers related to the security. Bonds with a fair value of $2,443,000 were transferred from Level 2 to Level 3 due to an assessment of events at the end of the reporting period: The securities had a single broker quote provided to the Fund's pricing service. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2012

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 23.7% of net assets at May 31, 2012.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming

================================================================================

30  | USAA BALANCED STRATEGY FUND

================================================================================

    prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT  Real estate investment trust

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

o   SPECIFIC NOTES

    (a) Security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2012.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (c) Security was fair valued at May 31, 2012, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2012, was $2,263,000, which represented 0.3% of the Fund's net assets.

    (e) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2012.

    (f) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2012. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

================================================================================

32  | USAA BALANCED STRATEGY FUND

================================================================================

    (h) Currently the issuer is in default with respect to interest and/or principal payments.

    (i) Security with a value of $916,000 is segregated as collateral for initial margin requirements on open futures contracts.

    (j) Rate represents the money market fund annualized seven-day yield at May 31, 2012.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2012

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $761,402)                            $758,028
  Purchased options, at market value (cost of $5,848)                                         5,599
  Cash                                                                                          361
  Receivables:
    Capital shares sold                                                                         335
    USAA Asset Management Company (Note 6D)                                                     168
    Dividends and interest                                                                    3,742
    Securities sold                                                                           3,403
    Options sold                                                                              1,084
  Variation margin on futures contracts                                                         638
                                                                                           --------
      Total assets                                                                          773,358
                                                                                           --------
LIABILITIES
  Payables:
    Securities purchased                                                                      3,410
    Options purchased                                                                         1,644
    Capital shares redeemed                                                                     450
  Written options, at market value (premiums received of $1,028)                              1,133
  Accrued management fees                                                                       517
  Accrued transfer agent's fees                                                                  23
  Other accrued expenses and payables                                                           144
                                                                                           --------
      Total liabilities                                                                       7,321
                                                                                           --------
        Net assets applicable to capital shares outstanding                                $766,037
                                                                                           ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                          $810,879
  Accumulated undistributed net investment income                                             3,359
  Accumulated net realized loss on investments, options, and
    futures transactions                                                                    (45,109)
  Net unrealized depreciation of investments, options, and futures contracts                 (3,092)
                                                                                           --------
        Net assets applicable to capital shares outstanding                                $766,037
                                                                                           ========
  Capital shares outstanding, unlimited number of shares
    authorized, no par value                                                                 58,603
                                                                                           ========
  Net asset value, redemption price, and offering price per share                          $  13.07
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

34  | USAA BALANCED STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2012

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $37)                                         $  9,963
  Interest                                                                                   20,478
  Securities lending (net)                                                                        2
                                                                                           --------
    Total income                                                                             30,443
                                                                                           --------
EXPENSES
  Management fees                                                                             5,926
  Administration and servicing fees                                                           1,134
  Transfer agent's fees                                                                       2,750
  Custody and accounting fees                                                                   198
  Postage                                                                                       185
  Shareholder reporting fees                                                                     83
  Trustees' fees                                                                                 13
  Registration fees                                                                              58
  Professional fees                                                                              93
  Other                                                                                          20
                                                                                           --------
      Total expenses                                                                         10,460
  Expenses reimbursed                                                                        (2,897)
                                                                                           --------
      Net expenses                                                                            7,563
                                                                                           --------
NET INVESTMENT INCOME                                                                        22,880
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
    Investments                                                                              11,572
    Foreign currency transactions                                                                (9)
    Options                                                                                     234
    Futures transactions                                                                       (433)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                                             (79,899)
    Options                                                                                     215
    Futures contracts                                                                           524
                                                                                           --------
      Net realized and unrealized loss                                                      (67,796)
                                                                                           --------
  Decrease in net assets resulting from operations                                         $(44,916)
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                               2012            2011
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                   $  22,880       $  19,615
  Net realized gain on investments                                           11,572          41,948
  Net realized loss on foreign currency transactions                             (9)              -
  Net realized gain (loss) on options                                           234          (8,148)
  Net realized gain (loss) on futures transactions                             (433)          1,111
  Change in net unrealized appreciation/depreciation of:
    Investments                                                             (79,899)         69,802
    Options                                                                     215            (649)
    Futures contracts                                                           524             133
                                                                          -------------------------
    Increase (decrease) in net assets resulting
      from operations                                                       (44,916)        123,812
                                                                          -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (22,802)        (20,048)
                                                                          -------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                 174,861         199,392
  Reinvested dividends                                                       22,576          19,830
  Cost of shares redeemed                                                  (148,698)       (130,058)
                                                                          -------------------------
    Increase in net assets from capital share transactions                   48,739          89,164
                                                                          -------------------------
  Net increase (decrease) in net assets                                     (18,979)        192,928

NET ASSETS
  Beginning of year                                                         785,016         592,088
                                                                          -------------------------
  End of year                                                             $ 766,037       $ 785,016
                                                                          =========================
Accumulated undistributed net investment income:
  End of year                                                             $   3,359       $   3,209
                                                                          =========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                                13,176          14,937
  Shares issued for dividends reinvested                                      1,723           1,533
  Shares redeemed                                                           (11,231)         (9,841)
                                                                          -------------------------
    Increase in shares outstanding                                            3,668           6,629
                                                                          =========================

See accompanying notes to financial statements.

================================================================================

36  | USAA BALANCED STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2012

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Balanced Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

Effective June 8, 2012, the Board of Trustees of USAA Mutual Funds Trust (Trust) approved the name, objective, and investment strategy change for the USAA Balanced Strategy Fund. The name has changed to the USAA Cornerstone Moderate Fund with an objective to seek a high total return. The Fund will primarily invest in equity securities, bonds, money market instruments, and other instruments.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

        closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Asset Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

================================================================================

38  | USAA BALANCED STRATEGY FUND

================================================================================

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    5.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    6. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    7. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    8. Repurchase agreements are valued at cost, which approximates market value.

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

        consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities, certain bonds valued based on methods discussed in Note A7, and all commerical paper which is valued at amortized cost.

================================================================================

40  | USAA BALANCED STRATEGY FUND

================================================================================

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the security, using recent tender offers related to the security, and using a single broker quote provided to the Fund's pricing service. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the

================================================================================

42  | USAA BALANCED STRATEGY FUND

================================================================================

    security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2012* (IN THOUSANDS)

                                 ASSET DERIVATIVES                       LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------------
DERIVATIVES                                                         STATEMENT OF
NOT ACCOUNTED                                                       ASSETS AND
FOR AS HEDGING      STATEMENT OF ASSETS                             LIABILITIES
INSTRUMENTS         AND LIABILITIES LOCATION        FAIR VALUE      LOCATION             FAIR VALUE
---------------------------------------------------------------------------------------------------
Interest rate       Net unrealized                    $  636**      --                     $     -
contracts           depreciation of investments,
                    options, and futures contracts
---------------------------------------------------------------------------------------------------
Equity contracts    Purchased options;                 5,599        Written options        (1,133)
                    Net unrealized
                    depreciation of
                    investments, options,
                    and futures contracts
---------------------------------------------------------------------------------------------------
Total                                                 $6,235                              $(1,133)
---------------------------------------------------------------------------------------------------

  *For open derivative instruments as of May 31, 2012, see the portfolio of investments, which is also indicative of activity for the period ended May 31, 2012.
 **Includes cumulative appreciation (depreciation) of futures as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2012 (IN THOUSANDS)

DERIVATIVES NOT                                                                CHANGE IN UNREALIZED
ACCOUNTED FOR                                                                  APPRECIATION
AS HEDGING          STATEMENT OF                    REALIZED GAIN (LOSS)       (DEPRECIATION)
INSTRUMENTS         OPERATIONS LOCATION             ON DERIVATIVES             ON DERIVATIVES
---------------------------------------------------------------------------------------------------
Interest rate       Net realized gain (loss)              $   4                        $636
contracts           on futures transactions/
                    Change in net unrealized
                    appreciation/depreciation
                    of futures contracts
---------------------------------------------------------------------------------------------------
Equity contracts    Net realized gain (loss)
                    on options and futures
                    transactions/Change in
                    net unrealized appreciation/
                    depreciation of options and
                    futures contracts                     $(203)                       $103
---------------------------------------------------------------------------------------------------
Total                                                     $(199)                       $739
---------------------------------------------------------------------------------------------------

================================================================================

44  | USAA BALANCED STRATEGY FUND

================================================================================

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

================================================================================

46  | USAA BALANCED STRATEGY FUND

================================================================================

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2012, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended May 31, 2012, the Fund did not receive any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. Prior to September 24, 2011, the funds were assessed a proportionate share of CAPCO's operating expenses, and the maximum annual facility fee was 0.10% of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2012, the Fund paid CAPCO facility fees of $4,000, which represents 1.5% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2012.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, passive foreign investment corporation, distribution, partnership, and non-REIT return of capital adjustments resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $11,000, increase accumulated undistributed net investment income by $72,000, and increased accumulated net realized losses on investments by $61,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2012, and 2011, was as follows:

                                                2012                    2011
                                            -----------------------------------
Ordinary income*                            $22,802,000             $20,048,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

48  | USAA BALANCED STRATEGY FUND

================================================================================

As of May 31, 2012, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $  3,524,000
Accumulated capital and other losses                                (44,143,000)
Unrealized depreciation of investments                               (4,057,000)

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral on wash sales and mark-to-market adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various rules governing the tax treatment of regulated investment companies. The changes made under the Act are generally effective for years beginning after the date of enactment. Under the Act net capital losses may be carried forward indefinitely, and they retain their character as short-term and or long-term capital losses. Under pre-enactment law, net capital losses could be carried forward for eight years and treated as short-term capital losses, irrespective of the character of the original capital loss. As a transition rule, the Act requires that post-enactment capital loss carryforwards be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended May 31, 2012, the Fund utilized pre-enactment capital loss carryforwards of $11,745,000 to offset capital gains. At May 31, 2012, the Fund had pre-enactment capital loss carryforwards of $44,143,000 and no post-enactment capital loss carryforwards for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

  PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
-------------------------------------------
  EXPIRES                         BALANCE
-----------                     -----------
   2017                         $12,891,000
   2018                          31,252,000
                                -----------
                    Total       $44,143,000
                                ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended May 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2012, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2012, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2012, were $881,457,000 and $853,645,000, respectively.

As of May 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was $767,685,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2012, for federal income tax purposes, were $50,743,000 and $54,800,000, respectively, resulting in net unrealized depreciation of $4,057,000.

================================================================================

50  | USAA BALANCED STRATEGY FUND

================================================================================

For the year ended May 31, 2012 transactions in written call and put options* were as follows:

                                                                                          PREMIUMS
                                                                  NUMBER OF               RECEIVED
                                                                  CONTRACTS                (000'S)
                                                                  --------------------------------
Outstanding at May 31, 2011                                          2,510                $    569
Options written                                                     34,790                  28,717
Options terminated in closing purchase transactions                (32,400)                (25,704)
Options expired                                                     (1,850)                 (2,554)
                                                                  --------------------------------
Outstanding at May 31, 2012                                          3,050                $  1,028
                                                                  ================================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Citibank retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Citibank receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

Citibank has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2012, the Fund received securities-lending income of $2,000, which is net of the 20% income retained by Citibank. As of May 31, 2012, the Fund had no securities out on loan.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index over the performance period. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The performance period for the Fund consists of the

================================================================================

52  | USAA BALANCED STRATEGY FUND

================================================================================

    current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                      AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
------------------------------------------------------------------------------------
+/- 1.00% to 4.00%                        +/- 0.04%
+/- 4.01% to 7.00%                        +/- 0.05%
+/- 7.01% and greater                     +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2012, the Fund incurred total management fees, paid or payable to the Manager, of $5,926,000, which included a 0.03% performance adjustment of $253,000.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with QS Investors LLC (QS), under which QS directs the investment and reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays QS a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    that QS manages. For the year ended May 31, 2012, the Manager incurred subadvisory fees, paid or payable to QS, of $210,000. Effective December 7, 2011, the Manager terminated its investment subadvisory agreement with QS.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2012, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,134,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2012, the Fund reimbursed the Manager $22,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2012, to limit the annual expenses of the Fund to 1.00% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2012, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2012, the Fund incurred reimbursable expenses of $2,897,000, of which $168,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.

================================================================================

54  | USAA BALANCED STRATEGY FUND

================================================================================

    The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2012, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,750,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board
(FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager has evaluated the impact of this guidance noting the only impact is to the Fund's financial statement disclosures.

Effective July 31, 2011, the Fund adopted guidance issued by FASB in January 2010, which requires entities to disclose information about purchases, sales, issuances, and settlements of Level 3 securities on a gross basis, rather than net. This adoption had no impact on the financial statements of the Fund, but changed the presentation of the Level 3 rollforward shown within the portfolio of investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MAY 31,
                                     ----------------------------------------------------------------------------
                                         2012              2011              2010             2009           2008
                                     ----------------------------------------------------------------------------
Net asset value at
 beginning of period                 $  14.29          $  12.26          $  10.08         $  14.01       $  15.70
                                     ----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                    .40               .38               .47              .43            .38
 Net realized and
  unrealized gain (loss)                (1.22)             2.05              2.18            (3.95)          (.96)
                                     ----------------------------------------------------------------------------
Total from investment operations         (.82)             2.43              2.65            (3.52)          (.58)
                                     ----------------------------------------------------------------------------
Less distributions from:
 Net investment income                   (.40)             (.40)             (.47)            (.41)          (.38)
 Realized capital gains                     -                 -                 -             (.00)(a)       (.73)
                                     ----------------------------------------------------------------------------
Total distributions                      (.40)             (.40)             (.47)            (.41)         (1.11)
                                     ----------------------------------------------------------------------------
Net asset value at end of period     $  13.07          $  14.29          $  12.26         $  10.08       $  14.01
                                     ============================================================================
Total return (%)*                       (5.70)            20.21             26.63           (25.13)         (3.82)
Net assets at end
 of period (000)                     $766,037          $785,016          $592,088         $449,984       $622,186
Ratios to average
 net assets:**
 Expenses (%)(b)                         1.00              1.00              1.00             1.00           1.00
 Expenses, excluding
  reimbursements (%)(b)                  1.38              1.36              1.38             1.42           1.26
 Net investment income (%)               3.03              2.92              3.95             4.12           2.61
Portfolio turnover (%)                    119               145               110              115            185(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2012, average net assets were $756,214,000.
(a) Represents less than $0.01 per share.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

56  | USAA BALANCED STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2011, through May 31, 2012.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                         BEGINNING              ENDING               DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE         DECEMBER 1, 2011 -
                                      DECEMBER 1, 2011        MAY 31, 2012            MAY 31, 2012
                                      ----------------------------------------------------------------
Actual                                   $1,000.00             $1,028.87                 $5.07

Hypothetical
 (5% return before expenses)              1,000.00              1,020.00                  5.05

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 2.89% for the six-month period of December 1, 2011, through May 31, 2012.

================================================================================

58  | USAA BALANCED STRATEGY FUND

================================================================================

ADVISORY AGREEMENT

May 31, 2012

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 17, 2012, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information

================================================================================

                                                        ADVISORY AGREEMENT |  59

================================================================================

concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of its duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage,

================================================================================

60  | USAA BALANCED STRATEGY FUND

================================================================================

including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were

================================================================================

                                                        ADVISORY AGREEMENT |  61

================================================================================

below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and five-year periods ended December 31, 2011, and was above the average of its performance universe and its Lipper index for the three-year period ended December 31, 2011. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the three-year periods ended December 31, 2011, and was in the bottom 50% of its performance universe for the one- and five-year periods ended December 31, 2011. The Board took into account management's discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology

================================================================================

62  | USAA BALANCED STRATEGY FUND

================================================================================

used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory

================================================================================

                                                        ADVISORY AGREEMENT |  63

================================================================================

expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

64  | USAA BALANCED STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 70 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years; however, this policy may be changed by the Board at any time. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2,4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President and Director of AMCO (01/12-present); Senior Vice President of USAA Financial Planning Services Agency, Inc. (FPS) (04/11-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2,3,4,5,6)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA BALANCED STRATEGY FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3,4,5,6,7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3,4,5,6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

PAUL L. MCNAMARA(3,4,5,6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cadogan Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds launched and managed by Cadogan Management, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee
    (3)  Member of Audit Committee
    (4)  Member of Pricing and Investment Committee
    (5)  Member of Corporate Governance Committee
    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
    (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

68  | USAA BALANCED STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President and Director of AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-01/12); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-01/12); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Investments Compliance, USAA (03/12-present); Assistant Vice President, Mutual Funds Compliance, USAA (09/04-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

70  | USAA BALANCED STRATEGY FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
                                       Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select "Investments,"
AT USAA.COM                            then "Mutual Funds"

OR CALL                                Under "Investments" view
(800) 531-USAA                         account balances, or click
        (8722)                         "I want to...," and select
                                       the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)
    ============================================================================
    26889-0712                               (C)2012, USAA. All rights reserved.

    ITEM 2.  CODE OF ETHICS.

On September 20, 2011, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2012 and 2011 were $304,929 and $304,929, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2012 and 2011 were $70,828 and $63,358, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2012 and 2011.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2012 and 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, AMCO, and the Funds' transfer agent, SAS, for May 31, 2012 and 2011 were $384,984 and $384,316, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2012 and 2011 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (AMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2012

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     07/23/2012
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     07/30/2012
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/30/2012
         ------------------------------
*Print the name and title of each signing officer under his or her signature.